Exhibit 99.2

RETENTION AND SEVERANCE BENEFIT AGREEMENT

WHEREAS, LECG, LLC (hereinafter “Company”) and Steven R. Fife (hereinafter “Employee”) have agreed that Employee’s employment as Chief Financial Officer will end on August 15, 2010 (hereinafter “Separation Date”); and

WHEREAS, the Company desires to provide an incentive to Employee for Employee to remain with Company until the Separation Date, and continue to provide services to Company in Employee’s current position;

NOW, THEREFORE, based on the above representations, the parties hereby enter this Retention and Severance Benefit Agreement (hereinafter the “Severance Agreement”) as follows:

1.                                      Consideration from Employee.  In order to qualify for the severance benefits set forth in Paragraph 2 below, Employee must satisfy the following conditions:

a.               Employee must remain employed with Company through the Separation Date, except that if Employee is terminated by Company without cause prior to the Separation Date, Employee shall remain eligible for the full benefits set forth in paragraph 2 below provided that Employee has reasonably satisfied the terms of this Severance Agreement as of the date of termination.  In the case of a termination by the Company without cause prior to the Separation Date, the date of Employee’s termination shall become the Separation Date for all provisions of this Severance Agreement.  For purposes of this Severance Agreement, “cause” shall mean: (i) commission of a felony or a crime involving moral turpitude or the commission of any other act of omission involving dishonesty or fraud with respect to the Company or any affiliate thereof or involving harassment of or discrimination against any employees of the Company or any affiliate thereof; (ii) misappropriation of funds or assets of the Company or any affiliate thereof for personal use; (iii) continued substantial and repeated neglect of Employee’s duties 30 days after receipt of written notice from the Chairman of the Board describing such neglect; (iv) gross negligence or willful misconduct in the performance of Employee’s duties after written notice from the Chairman of the Board, and such failure has not been cured within 10 days after Employee’s receipt of notice thereof; (v) conduct constituting a material violation of the Company’s Code of Business Conduct and Ethics, as determined by the Company’s Board of Directors.  In the event of the Employee’s death or disability prior to the Separation Date, Employee shall receive the severance benefits set forth in Paragraph 2.  Disability shall mean his incapacity due to physical or mental illness such that he is unable to perform the essential functions of his previously assigned duties where (1) such incapacity has been determined to exist by either (x) LECG’s disability insurance carrier or (y) by the concurring opinions of two licensed physicians (one selected by the Company and one by the Employee), and (2) the Board has determined, based on competent medical advice, that such incapacity will continue for at least three continuous months and that it would have a material adverse effect on the Company.  Any such termination for disability shall be only as expressly permitted by the Americans with Disabilities Act.

b.               With respect to the acceleration of equity, as set forth below, Employee must achieve certain performance metrics as mutually agreed upon by Employee and the Chief Executive Officer of the Company (hereinafter “CEO”).  It is the joint responsibility of the Employee and the CEO to conduct no less than monthly discussions to evaluate Employee’s performance with respect to the metrics.  In the event the Employee’s performance has fallen below satisfactory with respect to the metrics, the CEO shall provide a written communication to Employee notifying Employee of any such deficiency.  Employee shall be provided a reasonable opportunity to cure any deficiencies in performance included in such notice.  The CEO shall determine if the Employee’s performance metrics have been reasonably met by the Separation Date and shall so advise Employee in writing.

c.               On or after the Separation Date, Employee must sign a general release in the form substantially similar to that as set forth in Exhibit A hereto and not revoke the release during the seven day revocation period.  Employee will be provided the final version of the general release on the Separation Date, and will be provided up to 45 days to consider that release.  Once signed by Employee, that release shall be considered an exhibit to, and incorporated by reference into, this Severance Agreement.  Should Employee fail to sign the release during the 45 day consideration period, or revoke the release during the seven day revocation period, Employee shall not receive any severance benefits descried herein.

2.                                      Severance Benefits.  Company shall provide to Employee the following Severance Benefits:

a.               Severance Pay.  Within seven (7) days of Company’s receipt of the release described in Paragraph 1 above, Company shall pay to Employee in five (5) equal monthly installments the sum of three hundred and fifty thousand dollars ($350,000), less standard deductions and withholdings.

b.               COBRA Reimbursement.  If Employee remains employed with the Company through the Separation Date, Employee’s eligibility for Company health insurance will terminate effective August 16, 2010.  If Employee elects to participate in COBRA continuation coverage, Company shall cause to be paid the full cost of Employee’s COBRA premium, including any dependents currently covered under Employee’s health insurance, commencing on August 16, 2010 through and including August 15, 2011.  At that time, Employee may elect to continue COBRA coverage at Employee’s own expense, subject to COBRA’s eligibility requirements.

c.               Acceleration of Vesting of Equity.  Provided the CEO has determined that the Employee meets the performance metrics referenced in paragraph 1(b) herein, any unvested equity of Employee shall fully vest as of August 16, 2010 and Employee shall have the right to exercise such equity.

3.                                      Effect on Compensation and Benefits.  This Severance Agreement shall not affect Employee’s rights to any other benefits provided by law, or rights under other agreements (such as equity agreements), or vested benefits under any retirement plan maintained by Company.

4.                                      No Admissions of Wrongdoing or Liability.  The parties agree that the execution of this Severance Agreement and/or the payment of money or benefits required by this Severance Agreement shall not be construed as an admission of wrongdoing or liability by either party.

5.                                      Confirmation of Existing Employee Obligations.  Employee understands and agrees that this Severance Agreement and attached release does not cancel or otherwise diminish any of Employee’s post-employment obligations under any employment agreement with the Company (or any predecessor or affiliate of the Company) to which the Employee is a party, including, but not limited to, obligations relating to confidentiality or the protection of confidential information of the Company, as well as non-disclosure and Company ownership of trade secrets and intellectual property.

6.                                      At-Will Employment.  Nothing in this Severance Agreement shall alter the at-will nature of Employee’s employment, meaning either Employee or Company may terminate Employee’s employment at any time, with or without cause or notice.

7.                                      Attorneys’ Fees.  In the event either party initiates litigation to enforce the provisions of this Severance Agreement, the prevailing party shall be entitled to recover his or its costs and expenses, including reasonable attorneys’ fees.

8.                                      Knowing and Voluntary Agreement.  The parties agree that each has had an adequate opportunity to consult legal counsel regarding this Severance Agreement, that each has read this Severance Agreement and fully understands its terms and legal effect and that each is entering into this Severance Agreement knowingly, voluntarily, freely and without coercion.

10.                               Binding Effect.  This Severance Agreement shall be binding upon the parties and their respective heirs, administrators, representatives, executives, successors and assigns, and shall inure to the benefit of these parties, and each of them.

11.                               Governing Law.  This Severance Agreement is governed by the laws of the state of California.

12.                               Complete Agreement.  The parties understand and agree that this Severance Agreement, including the attached release, incorporates the entire understanding among the parties with respect to severance and recites the sole consideration for the promises exchanged herein.  This Severance Agreement expressly supersedes any and all prior written or oral agreements, understandings, covenants or promises between the parties regarding the subject matter addressed herein.  No modification of this Severance Agreement shall be effective unless in writing and executed by both parties.  In negotiating this Severance Agreement, no party has relied upon any representation or promise except those expressly set forth herein.

Date:	5/24/2010	/s/ Steven R. Fife
Steven R. Fife

LECG, LLC

Date:	5/24/2010	By	/s/ Steve Samek
Name: Steve Samek
Title: Chief Executive Officer

EXHIBIT A

GENERAL RELEASE BY EMPLOYEE

WHEREAS, Steven R. Fife (hereinafter “Employee”) has entered into a Retention and Severance Benefit Agreement (hereinafter “Severance Agreement”) with LECG, LLC (hereinafter “Company”), executed by Employee on May 24, 2010; and

WHEREAS, in exchange for the severance benefits provided for in that Severance Agreement, Employee has agreed to provide this general release (hereinafter “Release”);

THEREFORE, in consideration of the benefits provided by Company to Employee pursuant to the Severance Agreement, Employee agrees as follows:

1.                                      General Release by the Employee.  Employee hereby fully and forever releases and discharges the Company, its benefit plans, officers, directors, employees, agents, members, affiliates, parent entities, successors and assigns from liability for claims, causes of action and obligations of every nature whatsoever, including, without limitation, claims of negligence, breach of contract, wrongful discharge, intentional torts, defamation, and violation of federal, state or local laws, among which are laws which prohibit discrimination on the basis of race, color, national origin, religion, sex, age, disability and other protected traits, such as the Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, and the California Fair Employment and Housing Act.  This Release covers claims, known or unknown, which are based upon any act, event or failure to act which occurred before the date on which this Release is signed and becomes effective, except claims for vested pension benefits or other claims which cannot, as a matter of law, be released.  Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, or any analogous state or federal law, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release, Employee expressly acknowledges that this Release is intended to include in its effect, without limitation, all claims which the Employee does not know or suspect to exist at the time this agreement is signed, and that this Release contemplates the extinguishment of any such claim or claims.

Employee understands and agrees that, by entering into this Release s/he is waiving any rights or claims that s/he might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that s/he is not waiving any rights or claims that may arise after the date s/he executes this Release.

2.                                      Additional Employee Agreements.  Employee understands, acknowledges and agrees to the following provisions, each of which is a material part of this Release, and a condition of the Company’s entering into the Severance Agreement:

•                  That the payments the Company has agreed to provide in the Severance Agreement include payments to which Employee would not be entitled were it not for that Agreement.

•                  That s/he has been given a reasonable period of time (not to exceed 45 days) to consider whether or not to sign this Release, and/or acknowledges that s/he has been advised of his right to that 45-day period (and has voluntarily waived it, if this Release is signed in less than 45 days) and that

s/he has not been pressured to sign this Release in a shorter period of time.

•                  That s/he has received Exhibit 1, attached, describing the positions and ages of those employees in his job class who are laid off and eligible for the severance program, as well as any employees in his job class that were not laid off.

•                  That no promises or representations except those contained in the Severance Agreement have been made to the Employee in connection with the termination of his employment.

•                  That s/he has read and understands each and every provision in this Release and has been advised to consult with an attorney in connection with his consideration of this Release, and that s/he is entering into this Release voluntarily and of his own free will.

•                  That s/he has not filed any complaints against the Company in any court, nor any charges with any governmental agency (such as the EEOC, the DFEH, or Labor Commissioner), before signing this Release.

3.                                      Non-Disparagement.  Employee agrees that s/he will not make any disparaging statements to any current, former or potential customers, contractors, vendors or employees of the Company, to any media or to any other person about the Company, its parent and their affiliates, their officers, directors, shareholders and employees. A disparaging statement is any confidential information or false or misleading communication that, if publicized, would cause, or tend to cause, the recipient of the communication to question the business condition, integrity, competence, good character or product quality of the person or entity to whom the communication  relates.

4.                                      Covenant Not To Sue.  Employee represents and warrants that he will not file any legal proceedings against any released party on the basis of any claims within the scope of the releases contained in this Release.  Employee also agrees not to permit any other entity to instigate or cause any legal proceedings to be filed against a released party as to any claims within the scope of this Release. This covenant not to sue does not bar Employee from filing a charge with the EEOC or the California Department of Fair Employment and Housing.  However, in the event such charge is filed, Employee agrees that this Release waives any claim to damages asserted by, or on behalf of, Employee in such charge and that Employee will not be entitled to any monetary relief.  This covenant not to sue also does not apply to a lawsuit to determine the validity of this Release as applied to claims under the ADEA.

5.                                      Governing Law.  This Release shall be construed and enforced in accordance with the laws of the California, without regard to its choice of law principles.

THE EMPLOYEE MAY REVOKE THIS RELEASE AT ANY TIME FOR A PERIOD OF SEVEN (7) DAYS AFTER THE DATE OF SIGNING BY THE EMPLOYEE.  TO REVOKE THIS RELEASE, THE EMPLOYEE SHOULD RETURN HIS COPY OF THE RELEASE ALONG WITH A SIGNED STATEMENT OF REVOCATION TO THE SR. MANAGER EMPLOYEE RELATIONS/BUSINESS PARTNERING, HUMAN RESOURCES, IN EMERYVILLE, CALIFORNIA.

BY THE EMPLOYEE:

Date